SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement
[  ]   Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X ]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  SYSTEMAX INC.
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, of other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]  No fee required
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        (1)  Title of each class of securities to which transaction applies:__________________________________________________________
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             applies:__________________________________________________________
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             pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[   ]  Fee previously paid with preliminary materials.
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       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:______________________________________
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


                                  SYSTEMAX INC.
                              22 HARBOR PARK DRIVE
                         PORT WASHINGTON, NEW YORK 11050
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 ---------------


     The 2000 Annual Meeting of the Stockholders of Systemax Inc. will be held at the offices of the Company, 11 Harbor Park Drive, Port Washington, New York on Thursday, May 25, 2000 at 2:00 p.m. for the following purposes:

               1.   To elect directors.

               2. To consider and vote upon a proposal to approve the Company's 1999 Long-Term Stock Incentive Plan.

               3. To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2000.

               4. To transact such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 7, 2000 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

     Stockholders are invited to attend the meeting. Whether or not you expect to attend, WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. If you attend the meeting, you may vote your shares in person, which will revoke any previously executed proxy.

     If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares at the meeting, you must obtain from the record holder a proxy issued in your name.

     Regardless of how many shares you own, your vote is very important. Please SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Curt S. Rush,
                                            Secretary

Port Washington, New York
April 25, 2000

                                  SYSTEMAX INC.
                              22 HARBOR PARK DRIVE
                         PORT WASHINGTON, NEW YORK 11050

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Systemax Inc., a Delaware corporation (the "Company"), for the 2000 Annual Meeting of the stockholders of the Company on May 25, 2000. The Notice of Annual Meeting, this proxy statement and the accompanying proxy are first being mailed on or about April 25, 2000 to stockholders of record as of the close of business on April 7, 2000. You can ensure that your shares are voted at the meeting by signing, dating and promptly returning the enclosed proxy in the envelope provided. Sending in a signed proxy will not affect your right to attend the meeting and vote in person. You may revoke your proxy at any time before it is voted by notifying the Company's Transfer Agent, The Bank of New York, 101 Barclay Street, New York, NY 10286 in writing, or by executing a subsequent proxy, which revokes your previously executed proxy.

     The Company's principal executive offices are located at 22 Harbor Park Drive, Port Washington, New York 11050.

VOTING OF PROXIES

     Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted for proposals 1, 2 and 3. Under the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation and the Company's By-Laws, (1) the affirmative vote of a plurality of the outstanding shares of Common Stock entitled to vote and present, in person or by properly executed proxy, at a meeting at which a quorum is present will be required to elect or reelect a nominated director and (2) the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote and present, in person or by properly executed proxy, at a meeting at which a quorum is present will be required in order to approve the Company's 1999 Long-Term Stock Incentive Plan and to ratify the appointment of Deloitte & Touche.

    A quorum is representation in person or by proxy at the Annual Meeting of at least a majority of the outstanding shares of common stock of the Company. Abstentions will be treated as votes cast on particular matters as well as shares present and represented for purposes of establishing a quorum, with the result that an abstention has the same effect as a negative vote. Where nominee record holders do not vote on specific issues because they did not receive specific instructions on such issues from the beneficial owners, such broker nonvotes will not be treated as votes cast on a particular matter, and will therefore have no effect on the vote, but will be treated as shares present or represented for purposes of establishing a quorum.

     A list of stockholders of the Company satisfying the requirements of
Section 219 of the Delaware General Corporation Law shall be available for inspection for any purpose germane to the meeting during normal business hours at the offices of the Company at least ten days prior to the Annual Meeting.

     On April 7, 2000, the record date for the 2000 Annual Meeting, there were outstanding and entitled to vote 34,246,590 shares of Common Stock of the Company entitled to one vote per share.

     Stockholders will not be entitled to appraisal rights in connection with any of the matters to be voted on at the Annual Meeting.

1. ELECTION OF DIRECTORS

          At the meeting, six directors are to be elected to serve until their successors have been elected and qualified. Information regarding such nominees is set forth below.

          The accompanying proxy will be voted for the election of the Board's nominees unless contrary instructions are given. If any Board nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote for the other Board nominees and, unless the number of nominees is reduced by the Board of Directors, for such other person or persons as the Board of Directors may designate.

NOMINEES

          Richard Leeds was appointed a Director and Chairman of the Board and Chief Executive Officer of the Company in April 1995. From April 1995 to February 1996, Mr. Leeds also served as Chief Financial Officer of the Company. From 1984 to April 1995, Mr. Leeds served as Co-President and Chief Financial Officer of certain predecessor corporations of the Company (the "Predecessor Companies"). Mr. Leeds joined the Company in 1982. Mr. Leeds graduated from New York University in 1982 with a B.S. in Finance. Richard Leeds is the brother of Bruce and Robert Leeds.

          Bruce Leeds was appointed a Director and Vice Chairman of the Board in April 1995. Mr. Leeds has served as President of International Operations since 1990. In addition, he served as Director of Corporate Development of the Predecessor Companies from 1982 through June of 1995, Secretary of the Company from April 1995 to October 1996 and Chief Financial Officer from March 31, 1997 to December 31, 1997. Mr. Leeds joined the Company in 1977 after graduating from Tufts University with a B.A. in Economics.

          Robert Leeds was appointed a Director and Vice Chairman and President of Domestic Operations in April 1995. Prior to such time, Mr. Leeds served as Co-President and head of domestic operations of the Predecessor Companies since 1982. Mr. Leeds graduated from Tufts University in 1977 with a B.S. in Computer Applications Engineering and joined the Company in the same year.

          Robert Dooley was appointed as a Director of the Company in April 1995. Mr. Dooley has been a Senior Vice President, Worldwide Computer Sales and Marketing, of the Company or the Predecessor Companies since 1990. Mr. Dooley joined the Company in 1982, and since 1983 he has worked as Senior Marketing Executive for computer related products. Mr. Dooley graduated from Rensselaer Polytechnic Institute in 1976 with a B.S. in Physics.

          Robert D. Rosenthal was appointed as a Director of the Company in July 1995. Mr. Rosenthal is President and Chief Executive Officer of First Long Island Investors, Inc., which he co-founded in 1983. From July 1971 until September 1983, Mr. Rosenthal held increasingly responsible positions at Entenmann's Inc., eventually becoming Executive Vice President and Chief Operating Officer. Mr. Rosenthal is a 1971 CUM LAUDE graduate of Boston University and a 1974 graduate of Hofstra University Law School.

          Stacy S. Dick was appointed as a Director of the Company in November 1995. Since August 1998 Mr. Dick has been a principal of Evercore Partners, an investment banking firm. From 1992 until July 1998 Mr. Dick held increasingly responsible positions at Tenneco Inc., eventually becoming Executive Vice President of Tenneco Inc. Prior to joining Tenneco Inc. he was a Managing Director of The First Boston Corporation, a position he held beginning in 1989. Mr. Dick graduated from Harvard University with an AB degree MAGNA CUM LAUDE in 1978 and received a Ph.D. in Business Economics from Harvard in 1983.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

BOARD MEETINGS; COMMITTEES OF THE BOARD

     During 1999, the Board of Directors held four meetings and acted by written consent two times, the Audit Committee held two meetings and the Compensation Committee held two meetings. All of the Directors attended all of the meetings of the Board and the respective committees of the Board of which they are members.

     The Board of Directors has the following standing committees:

          AUDIT COMMITTEE

     The Audit Committee recommends the annual engagement of auditors, with whom the Audit Committee will review the scope of audit and non-audit assignments, related fees, the accounting principles used in financial reporting, internal financial auditing procedures and the adequacy of internal control procedures. The members of the Audit Committee are Mr. Robert D. Rosenthal and Mr. Stacy S. Dick.

         COMPENSATION COMMITTEE

     The Compensation Committee reviews and approves the remuneration arrangements for the officers and directors of the Company and reviews and recommends new executive compensation or stock plans in which the officers and/or directors are eligible to participate, including the granting of stock options. Stock option grants to officers and directors must also be approved by the Board of Directors. The members of the Compensation Committee are Messrs. Robert Leeds, Robert D. Rosenthal and Stacy S. Dick.

COMPENSATION OF DIRECTORS

     The Company's policy is not to pay compensation to Directors who are also employees of the Company. Each Director who is not an employee of the Company is paid a fee of $7,500 per year and $2,000 for each meeting of the Board of Directors in which the Director participates. During 1999, both non-employee Directors received options to purchase 2,000 shares of Common Stock pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors.

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the executive officers of the Company as of April 7, 2000.

 NAME                      AGE        OFFICE
 ----                      ---        -------
 Richard Leeds             40     Chairman and Chief Executive Officer

 Bruce Leeds               44     Vice Chairman and President of International
                                   Operations

 Robert Leeds              44     Vice Chairman and President of Domestic
                                   Operations

 Robert Dooley             45     Director and Senior Vice President - Worldwide
                                   Computer Sales and Marketing

 Steven M. Goldschein      54     Senior Vice President and Chief Financial
                                   Officer

 Michael J. Speiller       46     Vice President and Controller

 Curt S. Rush              46     General Counsel and Secretary

 Leslie Biggs              56     Commercial and Financial Director of European
                                   Operations


     For information on Richard Leeds, Bruce Leeds, Robert Leeds and Robert Dooley, see page 2.

     Steven M. Goldschein joined the Company in December 1997 and was appointed Senior Vice President and Chief Financial Officer of the Company in January 1998. From 1982 through December 1997 Mr. Goldschein was Vice President-Administration and Chief Financial Officer of Lambda Electronics Inc. From 1980 through 1982 he was that company's Corporate Controller. Prior to that time he was a Senior Manager with the accounting firm of Ernst & Young. Mr. Goldschein is a 1968 graduate of Michigan State University and a Certified Public Accountant in New York.

     Michael J. Speiller has been Vice President and Controller since October 1998. From December 1997 through September 1998 Mr. Speiller was Vice President and Chief Financial Officer of Lambda Electronics Inc. From 1982 through 1997 he was Vice President and Controller of Lambda Electronics Inc. From 1980 through 1982 he was a divisional controller for that company. Prior to that he was an auditor with the accounting firm of Ernst & Young. Mr. Speiller graduated in 1976 with a B.S. degree in Public Accounting from the State University of New York at Albany and is a Certified Public Accountant in New York.

     Curt S. Rush has been General Counsel to the Company since September 1996 and was appointed Secretary of the Company in October 1996. Prior to joining the Company, Mr. Rush was employed from 1993 to 1996 as Corporate Counsel to Globe Communications Corp. and from 1990 to 1993 as Corporate Counsel to the Image Bank, Inc. Mr. Rush graduated from Hunter College in 1981 with a B.A. degree in Philosophy and graduated CUM LAUDE from Brooklyn Law School in 1984 where he was editor of the Law Review. He was admitted to the Bar of the State of New York in 1985.

     Leslie Biggs has been Commercial and Financial Director of European Operations since March 1992, when the Company acquired Misco. Mr. Biggs joined Misco in April 1990 as Financial Director. Prior to such time, Mr. Biggs was Group Financial Controller of Electrocomponents plc, a large United Kingdom public company and was a director of several of their domestic and overseas operations. Mr. Biggs graduated from Kilburn Polytechnic and qualified as a Chartered Secretary in 1967.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides certain information regarding the beneficial ownership of the Company's Common Stock as of April 7, 2000 by (i) each of the Company's directors and officers listed in the summary compensation table, (ii) all directors and executive officers as a group and (iii) each person known to the Company to be the beneficial owner of 5% or more of any class of the Company's voting securities.


                                                                               AMOUNT                PERCENT
                                                                           AND NATURE OF               OF
                                                                       BENEFICIAL OWNERSHIP (1)       CLASS
         DIRECTORS AND EXEUTIVE OFFICERS
         Richard Leeds (2)................................................... 10,520,043             30.7%
         Bruce Leeds (3).....................................................  8,677,380             25.3%
         Robert Leeds (4)....................................................  8,677,380             25.3%
         Robert Dooley (5)...................................................     89,200              *
         Stacy S. Dick (6)...................................................     14,000              *
         Robert D. Rosenthal (6).............................................     22,000              *
         Steven M. Goldschein (7)............................................     31,000              *
         All current directors and executive
            officers of the Company (10 persons)............................  24,354,692             71.1%


--------------------------

(1) As used in this table "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have "beneficial ownership" of any security that such person has a right to acquire within 60 days after such date. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person. Unless otherwise stated, each person owns the reported shares directly and has the sole right to vote and determine whether to dispose of such shares.
(2)  Includes 1,844,083 shares owned by a limited partnership of which Richard
     Leeds is the general partner. Also includes 2,328,546 shares owned by irrevocable trusts for the benefit of his brothers' children for which Richard Leeds acts as co-trustee and 100,000 shares owned by a limited partnership in which Richard Leeds has an indirect pecuniary interest.
(3) Includes 2,429,006 shares owned by irrevocable trusts for the benefit of his brothers' children for which Bruce Leeds acts as co-trustee and 100,000 shares owned by a limited partnership in which Bruce Leeds has an indirect pecuniary interest.
(4) Includes 2,429,006 shares owned by irrevocable trusts for the benefit of his brothers' children for which Robert Leeds acts as co-trustee and 100,000 shares owned by a limited partnership in which Robert Leeds has an indirect pecuniary interest.
(5) Includes options to acquire 80,000 shares that are currently exercisable pursuant to the terms of the Company's 1995 Long-Term Stock Incentive Plan.
(6) Includes for each person options to acquire a total of 13,000 shares that are exercisable immediately pursuant to the terms of the Company's 1995
     Stock Plan for Non-Employee Directors.
(7) Includes options to acquire 30,000 shares that are currently exercisable pursuant to the terms of the Company's 1995 Long-Term Stock Incentive Plan.
* less than 1%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and any exchange on which the Company's securities may be traded. Officers, directors and ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 were required for those persons, the Company believes that all such filing requirements for the year ended December 31, 1999 were complied with.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          LEASES AND RELATED GUARANTEES

          The Company currently has leases for facilities in Port Washington, NY, with 2RB Associates Co. ("2RB") and Addwin Realty Associates ("Addwin"), entities owned by Richard Leeds, Bruce Leeds and Robert Leeds, directors of the Company and the Company's three senior executive officers and principal stockholders. The Company has also guaranteed rental payments under its lease with 2RB for the Port Washington, NY facility to the mortgagor of such facility. Rent expense under all such leases aggregated $1.584 million for the year ended December 31, 1999.

          STOCKHOLDERS AGREEMENT

          Certain members of the Leeds family (including Richard Leeds, Bruce Leeds and Robert Leeds) and Leeds' family trusts entered into a Stockholders Agreement pursuant to which the parties to such agreement agreed to vote in favor of the nominees of the Board of Directors designated by the holders of a majority of the shares of Common Stock held by such stockholders. In addition, such agreement prohibits the sale of shares of Common Stock held by such stockholders without the consent of the holders of a majority of the shares held by all parties to such agreement, subject to certain exceptions, including sales pursuant to an effective registration statement and sales made in accordance with Rule 144. Such agreement also grants certain drag-along rights in the event of the sale of all or a portion of the Common Stock held by holders of a majority of the shares held by such stockholders. As of December 31, 1999, the parties to the Stockholders Agreement beneficially owned 24,909,725 shares of Common Stock subject to such agreement (constituting approximately 70.7% of the Common Stock outstanding).

          Pursuant to the Stockholders Agreement, the Company granted to the then existing stockholders party to such agreement demand and incidental, or "piggy-back," registration rights with respect to the Common Stock. The demand registration rights generally provide that the holders of a majority of the shares held by such stockholders may require, subject to certain restrictions regarding timing and number of shares, that the Company register under the Securities Act all or part of the Common Stock held by such stockholders. Pursuant to the incidental registration rights, the Company is required to notify such stockholders of any proposed registration of the Common Stock under the Securities Act and if requested by any such stockholder to include in such registration any number of shares of Common Stock held by it subject to certain restrictions. The Company has agreed to pay all expenses and indemnify any selling stockholders against certain liabilities, including under the Securities Act, in connection with registrations of Common Stock pursuant to such agreement.

          RELATED SUPPLIER

          One of the Company's suppliers is 50% owned by Richard Leeds, Bruce Leeds, Robert Leeds and other members of their immediate family. Purchases from this supplier were approximately $9.9 million for the year ended December 31, 1999 and the Company believes that those purchases were made at arms-length.

COMPENSATION OF EXECUTIVE OFFICERS

          The following table sets forth the compensation earned by the Chief Executive Officer ("CEO") and the four most highly compensated executive officers other than the CEO for the years ended December 31, 1997, 1998 and 1999.

                           SUMMARY COMPENSATION TABLE


                                                                                                           LONG-TERM
                                                                        ANNUAL COMPENSATION                COMPENSATION
                                                            -----------------------------------------      SECURITIES
                                                                                     OTHER ANNUAL          UNDERLYING
NAME AND PRINCIPAL POSITION                        YEAR      SALARY ($)      BONUS ($)COMPENSATION ($)(1)  OPTIONS (#)
---------------------------------------------------------------------------------------------------------------------
Richard Leeds                                      1999      $ 350,000      $75,000     $1,637
Chairman and Chief Executive Officer               1998        350,000       75,000      2,261                -
                                                   1997        300,000          -        2,261                -

Bruce Leeds                                        1999      $ 350,000     $ 75,000     $1,673
Vice Chairman and President of                     1998        350,000       75,000      2,519                -
International Operations                           1997        300,000          -        2,519                -

Robert Leeds                                       1999      $ 350,000     $ 75,000     $1,598
Vice Chairman and President of                     1998        350,000       75,000      2,444                -
Domestic Operations                                1997        300,000          -        2,444                -

Robert Dooley                                      1999       $303,940     $100,000     $4,770            100,000
Director and Senior Vice President -               1998        289,380      100,000      4,594             20,000
Worldwide Computer Sales and Marketing             1997        275,600      100,000      4,919             60,000

Steven M. Goldschein                               1999       $325,520     $ 75,000     $3,162           40,000
Senior Vice President and Chief                    1998        310,000       75,000        864               --
Financial Officer                                  1997            N/A          N/A        N/A           75,000


----------------

(1) Includes the Company's pension and profit sharing plan contributions, automobile and gasoline allowance and excess life insurance coverage over $50,000.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS
                                 ---------------------------------------------------------
                                                 PERCENT OF                                   POTENTIAL REALIZABLE
                                                    TOTAL                                            VALUE AT
                                 NUMBER OF         OPTIONS                                        ASSUMED ANNUAL
                                SECURITIES        GRANTED TO                                       RATES OF STOCK
                                UNDERLYING        EMPLOYEES       EXERCISE OR                    PRICE APPRECIATION
                                 OPTIONS          IN FISCL        BASE PRICE    EXPIRATION        FOR OPTION TERM
               NAME              GRANTED(#)         YEAR          ($/SHARE)       DATE         5%($)      10%($)
              ------            ----------          ----         ------------    -----        ------      --------
      Richard Leeds              --                 --             --            --            --           --
      Bruce Leeds                --                 --             --            --            --           --
      Robert Leeds               --                 --             --            --            --           --
      Robert Dooley            100,000 (1)         11.8%          $7.31        10/25/2009     $460,000     $1,165,000
      Steven M.                 40,000 (1)          4.7%          $7.31        10/25/2009     $184,000     $  466,000
      Goldschein


---------------
(1)  These options were granted on 10/25/99 and become exercisable in equal portions on the first, second, third and fourth anniversaries of such date.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF
                                                                      SECURITIES           VALUE OF
                                                                      UNDERLYING          UNEXERCISED
                                                                     UNEXERCISED         IN-THE-MONEY
                                                                       OPTIONS              OPTIONS
                                          SHARES                   AT DECEMBER 31,      AT DECEMBER 31,
                                         ACQUIRED                      1999(#)               1999
                                            ON         VALUE         EXERCISABLE/        EXERCISABLE/
             NAME                      EXERCISE(#)  REALIZED($)     UNEXERCISABLE        UNEXERCISABLE
             ----                      -----------  -----------     -------------        -------------
             Richard Leeds                  -            -                -                    -
             Bruce Leeds                    -            -                -                    -
             Robert Leeds                   -            -                -                    -
             Robert Dooley                  -            -          80,000/220,000        $0/$119,000
             Steven  M. Goldschein          -            -           30,000/85,000         $0/$47,600



COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

     The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation Committee of the Board of Directors is responsible for administering the executive compensation plans and programs of the Company and for making recommendations to the Board of Directors regarding the compensation of and benefits provided to the Chief Executive Officer and the other executive officers.

     In establishing compensation and benefit levels for executive officers, the Committee seeks to (1) attract and retain individuals of superior ability and managerial talent, (2) motivate executive officers to increase Company performance primarily for the benefit of its stockholders but also for the benefit of its customers and other constituencies and (3) reward executives for superior individual contributions to the achievement of the Company's business objectives. To these ends, the Company's executive compensation package may consist of a base salary, annual cash bonus compensation and stock-based long-term incentive awards.

     Salary levels generally are determined based on the Committee's subjective assessment of prevailing levels among the Company's competitors. At higher levels, however, individual and Company performance will be given greater weight, along with competitive considerations.

     In establishing annual bonuses, the Committee considers such factors relating to the Company's overall performance as it, in its discretion, considers to be appropriate and assigns such weight to each such factor as it considers to be appropriate. The Committee may also consider its assessment of each individual's contribution to the improvement of operating results, growth, profitability and efficient operation of the Company.

     Stock-based incentives, at the present time consisting of stock options granted at 100% of the stock's fair market value on the grant date, constitute the long-term portion of the Company's executive compensation package. Stock options provide an incentive for executives to increase the Company's stock price and therefore, the return to the Company's stockholders. The vesting of certain executive stock options may be accelerated based upon the achievement of certain financial objectives by certain divisions of the Company. The number and timing of stock option grants are decided by the Committee based on its subjective assessment, with the advice of independent consultants, of prevailing levels of similar compensation among the Company's competitors. Stock option grants to officers and directors must be approved by the Board of Directors.


                                                            Robert Leeds
                                                            Robert D. Rosenthal
                                                            Stacy S. Dick


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No members of the Company's Compensation Committee other than Robert Leeds are employed by the Company. No director of the Company served during the last completed fiscal year as an executive officer of any entity whose compensation committee (or other comparable committee, or the Board, as appropriate) included an executive officer of the Company. There are no "interlocks" as defined by the Securities and Exchange Commission.


                          STOCK PRICE PERFORMANCE GRAPH


     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return of the Company, the S & P 500 and the S & P 500 Retail Trade Index for the period beginning June 29, 1995 through December 31, 1999. The stock price performance shown on the graph below is not necessarily indicative of future price performance. The graph and chart assumes that the value of the investment in the Company's Common Stock and for each index was $100 on June 29, 1995 and reflects reinvestment of dividends and market capitalization weighing.


      ---------------------------- ------------------------------------------------------------------------
                                                         CUMULATIVE TOTAL RETURN ($)
      ============================ ========================================================================
      REGISTRANT/INDEX             JUNE 29,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,     DEC. 31,
                                      1994        1995        1996       1997        1998         1999
      ============================ =========== =========== =========== ========== ============ ============
      Systemax Inc.                    100        144         228         91          122          44
      ---------------------------- ----------- ----------- ----------- ---------- ------------ ------------
      S&P 500 (Retail Index)           100         99         115         165         264          318
      ---------------------------- ----------- ----------- ----------- ---------- ------------ ------------
      S&P 500 (1970 Index)             100        115         141         188         242          293
      ---------------------------- ----------- ----------- ----------- ---------- ------------ ------------

2.  PROPOSAL TO APPROVE THE COMPANY'S 1999 LONG-TERM STOCK INCENTIVE PLAN

          The Company's Board of Directors has unanimously approved a proposal to adopt the Company's 1999 Long Term Stock Incentive Plan (the "Plan"). The Plan was effective upon adoption by the Board on October 25, 1999. A copy of the Plan is attached as Exhibit A to this proxy statement. Shareholder approval is being sought in order to qualify options granted under the plan for incentive compensation treatment under Section 162(m) of the Internal Revenue Code (the "Code"), as discussed below.

          The following is a summary of the principal provisions of the Plan.

PURPOSES

          The purposes of the Plan are to promote the interests of the Company and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees, including consultants and advisors to the Company and its affiliates; (ii) motivating such employees, consultants and advisors by means of performance-related incentives to achieve longer-ranger performance goals; and (iii) enabling such employees, consultants and advisors to participate in the long-term growth and financial success of the Company.

TYPES OF AWARDS TO BE GRANTED

          The committee which administers the Plan (the "Committee") may grant non-qualified stock options, stock appreciation rights, restricted stock awards, performance awards or other stock-based awards.

ELIGIBILITY AND CONDITIONS OF GRANT

          Any employee of the Company or of any affiliate, including any officer or director, and any individual providing consulting or advisory services to the Company, shall be eligible to be a participant of the Plan. The Committee shall determine, in its sole discretion, the terms and conditions of any stock option or other award to any Plan participant, including the exercise price (which may be less than fair market value) and term.

          No award shall be granted under the Plan after December 31, 2005, except that "restoration options" may be granted after that date. Restoration options are options issued to optionees who surrender then-owned shares in exercise of an option. Such options are issued with an exercise price equal to the fair market value at the date of grant and a term equal to the remaining term of the then-exercised options and for no more than the number of shares delivered in exercise of such options.

SHARES AVAILABLE UNDER THE PLAN

          Subject to adjustment as provided in Section 4(b) of the Plan, the aggregate number of shares of Common Stock with respect to which awards may be granted under the Plan is 2,000,000. Currently, stock options for 424,700 shares have been granted. No other awards have been made under the Plan. The maximum number of shares which may be the subject of stock options and stock appreciation rights granted to any individual during any calendar year shall not exceed 200,000 shares.

          Shares subject to stock options have been granted under the Plan to date as follows:

       NAME AND POSITION                                  NUMBER OF UNITS
       -----------------                                  ---------------
       Richard Leeds, Chairman and CEO                          0
       Bruce Leeds, Vice Chm. and Pres.                         0
       Robert Leeds, Vice Chm. and Pres.                        0
       Robert Dooley, Director, Exec. V.P.                   100,000
       Steven Goldschein, Senior V.P., CFO                      0
       Executive Group                                       100,000
       Non-Executive Director Group                             0
       Non-Executive Officer Employee Group                  324,700

          On April 7, 2000 the New York Stock Exchange closing price of a share of Common Stock of the Company, as reported by the Wall Street Journal, was $9.00.

ADMINISTRATION

          The Plan is administered by a committee which is designated by the Company's Board of Directors to administer the Plan and consists of not less than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 promulgated by the SEC under the Securities Exchange Act ("Rule 16b-3"), and to the extent such persons are available, is a "Non-Employee Director" within the meaning of Rule 16b-3 and, to the extent such persons are available, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The Committee has full power and discretion, subject to the terms of the Plan and applicable law to designate the Plan's participants and determine the type or types of awards granted and the terms and conditions of such awards.

ADJUSTMENTS

          In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transaction or event affects the shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares or other securities of the Company (or number and kinds of other securities of the property) with respect to which awards may be granted, (ii) the number of shares of other securities of the Company (or number and kinds of other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award.

AMENDMENT AND TERMINATION OF THE PLAN

          The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Securities Exchange Act. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with the local rules and regulations in any jurisdiction outside the United States.

FEDERAL INCOME TAX CONSEQUENCES OF OPTION GRANTS

          The following is a summary of certain Federal income tax consequences of options granted under in the Plan:

         NON-QUALIFIED OPTIONS

          An individual will not recognize any income at the time a non-qualified stock option is granted. Generally, individuals will recognize ordinary income at the time of the exercise of a non-qualified option in a total amount equal to: (1) in the case of options which the individual exercises by payment in cash, the excess of the then fair market value of the shares acquired over the exercise price and (2) in the case of options which an individual exercises by tendering previously owned shares, the then fair market value of the number of shares issued in excess of the number of shares surrendered upon such exercise.

          If a director, officer or ten-percent shareholder receives shares pursuant to the exercise of a non-qualified option, pursuant to Section 83(c) of the Code such individual does not recognize any income until the date on which such individual can sell such shares at a profit without being subject to liability under Section 16(b) of the Securities Exchange Act. Alternatively, a director, officer or principal shareholder who would not otherwise be subject to tax on the value of such individual 's shares as of the date the shares are transferred to him or her can file, within 30 days after the shares are acquired by such individual, a written election pursuant to Section 83(b) of the Code to be taxed as of the date of acquisition.

          All income realized upon the exercise of any non-qualified stock option will be taxed as ordinary income. The Company may claim an income tax deduction for the amount taxable to an employee in the same year as those amounts are taxable to the individual. Shares issued upon the exercise of a non-qualified option are generally eligible for capital gain or loss treatment upon any subsequent disposition. Generally, an individual 's holding period will commence from the date such shares are issued and such individual 's basis in such shares will equal their fair market value as of that date. (The holding period of a director, officer or principal shareholder begins on the date on which such person recognizes income with respect to such shares, and such individual's basis in the shares will be equal to the greater of the then fair market value of the shares or the amount paid for such shares.) If an individual uses Common Shares that such individual owns to exercise a non-qualified option,
(a) the individual's holding period for the newly-issued shares equal in number to the exchanged shares shall include the period during which the surrendered shares were held, (b) the individual's basis in such exchanged shares will be the same as such individual's basis in the surrendered shares, and (c) no gain or loss will be recognized by the individual on the exchange of the surrendered shares for the exchanged shares.

          GENERAL

          An employee will be subject to wage withholding on the amount of ordinary income realized by such employee, as described above. The Company may require that the employee make funds available to the Company to satisfy the withholding requirements.

          SECTION 280G OF THE CODE

          Section 280G of the Code provides that if an officer, shareholder or highly compensated individual receives a payment which is in the nature of compensation, and which is contingent upon a change in control of the employer, and such payment equals or exceeds three times his "base salary" (as hereinafter defined), then any amount received in excess of base salary shall be considered an "excess parachute payment." An individual's "base salary" is equal to such person's average annual compensation over the five-year period (or period of employment, if shorter) ending with the close of the individual's taxable year immediately preceding the taxable year in which the change in control occurs. If the taxpayer establishes, by clear and convincing evidence, that an amount received is reasonable compensation for past or future services, all or a portion of such amount may be deemed not to be an excess parachute payment. Under certain circumstances, options under the Plan could give rise to excess parachute payments. In any such case, in addition to any income tax which would otherwise be owed on such payment, the individual will be subject to an excise tax equal to 20% of such excess payment and the Company will not be entitled to any tax deduction to which it otherwise would have been entitled with respect to such payment.

          SECTION 162(M) OF THE CODE

          Under Section 162(m) of the Code, publicly held companies generally may not deduct compensation that exceeds $1 million to any proxy-named executive officer with respect to the taxable year. Compensation which is performance-based (as defined in Section 162(m) and regulations thereunder), however, is not counted as subject to the deductibility limitations of Section 162(m). Options granted under the Plan are intended to qualify as performance-based under Section 162(m) and related regulations if they obtain shareholder approval.

VOTE REQUIRED FOR APPROVAL

          Shareholder approval is required in order for options granted under the Plan to be a performance-based within the meaning of Section 162(m) of the Code. Approval of the Plan will require the affirmative vote of the holders of a majority of the votes cast on this issue. There are no rights of appraisal or dissenter's rights as a result of a vote on this issue.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPANY'S 1999 LONG-TERM STOCK INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY CARD.

3.  INDEPENDENT PUBLIC ACCOUNTANTS

          On the recommendation of the Audit Committee of the Board of Directors, the Board has appointed Deloitte & Touche LLP as auditors for the fiscal year 2000, subject to ratification by the stockholders. Deloitte & Touche LLP has audited the financial statements of the Company since the fiscal year 1993.

          Representatives of Deloitte & Touche LLP are expected to attend the 2000 Annual Meeting, where they will have the opportunity to make a statement if they wish to do so and will be available to answer appropriate questions from the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.

SOLICITATION OF PROXIES

          The cost of soliciting proxies for the 2000 Annual Meeting will be borne by the Company. In addition to solicitation by mail, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for expenses in so doing. Consistent with the Company's confidential voting procedure, directors, officers and other regular employees of the Company, as yet undesignated, may also request the return of proxies by telephone or fax, or in person.

ANNUAL REPORT

          The Annual Report of the Company for the year ended December 31, 1999 was first mailed to all stockholders with this proxy statement.

STOCKHOLDER PROPOSALS

          The Company's By-Laws require that stockholder proposals intended to be presented at an Annual Meeting, including proposals for the nomination of directors, must be received by the Company 60 days in advance of the anniversary date of the immediately preceding annual meeting, or by March 27, 2001, to be considered for the 2001 Annual Meeting. The requirements for submitting such proposals are set forth in the Company's By-Laws.

          Stockholder proposals intended to be considered for inclusion in the Company's proxy statement for presentation at the 2001 Annual Meeting must be received by the Company by December 31, 2000.

OTHER MATTERS

          The Board of Directors does not know of any matter other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.


FINANCIAL STATEMENTS

          Reference is made to the Consolidated Financial Statements of the Company (including the independent auditors' report thereon and the notes thereto) and Management's Discussion and Analysis of Financial Condition and Results of Operations which are hereby incorporated by reference from the 1999 Annual Report enclosed with this Proxy Statement.


          A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST. SUCH REQUEST SHOULD BE SENT TO: SYSTEMAX INC., 22 HARBOR PARK DRIVE, PORT WASHINGTON, NEW YORK 11050 ATTENTION: JENNIFER SACCONE, INVESTOR RELATIONS DIRECTOR.

                                                                     Exhibit A


                                  SYSTEMAX INC.

                       1999 Long-Term Stock Incentive Plan


          SECTION 1. PURPOSE. The purposes of this Systemax Inc. 1999 Long Term Stock Incentive Plan are to promote the interests of Systemax Inc. and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees, including consultants and advisors to the Company and its Affiliates, as defined below; (ii) motivating such employees, consultants and advisors by means of performance-related incentives to achieve longer-ranger performance goals; and (iii) enabling such employees, consultants and advisors to participate in the long-term growth and financial success of the Company.

          SECTION 2. DEFINITIONS. As used in the plan, the following terms shall have the meanings set forth below:

          "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has significant equity interest, in either case as determined by the Committee.

          "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Performance Award or other Stock-Based Award.

          "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

          "Board" shall mean the Board of Directors of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 and to the extent that such persons are available, is a "Non-Employee Director" within the meaning of Rule 16b-3 and, to the extent that such persons are available, each of whom is an "outside director" within the meaning of Section 162 (m) of the Code.

          "Company" shall mean Systemax Inc., together with any successor thereto.

          "Employee" shall mean (i) an employee of the Company or of any affiliate and (ii) an individual providing consulting or advisory services to the Company or any Affiliate as an independent contractor.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion.

          "Incentive Stock Option" shall mean a right to purchase Shares that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

          "Option" shall mean a Non-Qualified Stock Option and shall include a Restoration Option.

          "Other Stock-Based Award" shall mean any right granted under Section 10 of the Plan.

          "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

          "Performance Award" shall mean any right granted under Section 9 of the Plan.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Plan" shall mean this Systemax 1999 Long-Term Stock Incentive Plan.

          "Restoration Option" shall mean an Option granted pursuant to Section 6(e) of the Plan.

          "Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

          "Restricted Stock Unit" shall mean any united granted under Section 8 of the Plan.

          "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

          "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

          "Shares" shall mean the common stock of the Company, $0.01 par value, or such other securities of the Company as may be designated by the Committee from time to time.

          "Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan.

          "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

          SECTION 3. ADMINISTRATION. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(viii) establish, amend, suspend or waive rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

          (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, and Affiliate, and Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

          SECTION 4. SHARES AVAILABLE FOR AWARDS.

          (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Awards maybe granted under the Plan shall be 2,000,000. The maximum number of Shares which may be the subject of Options and Stock Appreciation Rights granted to any individual during any calendar year shall not exceed 200,000 Shares. If, after the effective date of the Plan any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award is settled for cash or otherwise terminates or is cancelled without the delivery of Shares, the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards granted; PROVIDED, HOWEVER, that with respect to any Options or Stock Appreciation Rights granted to any individual who is a "covered employee" as defined in Section 162(m) of the Code and the regulations thereunder that is canceled or as to which the exercise price or grant price is reduced, the number of Shares subject to such Options or Stock Appreciation Rights shall continue to count against the maximum number of Shares which may be the subject of Options and Stock Appreciation Rights granted to such covered employee and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and regulations promulgated thereunder. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no more than 800,000 Shares shall be available for Awards of Restricted Stock and Restricted Stock units.

          (b) ADJUSTMENTS. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kinds of other securities of the property) with respect to which Awards may be granted, (ii) the number of Shares of other securities of the Company (or number and kinds of other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

          (c) SUBSTITUTE AWARDS. Any Shares underlying Substitute Awards shall not, except in the case of Shares with respect to which substitute are granted to Employees who are officers or directors of the Company for purposes of
Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

          (d) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued and unissued Shares or of treasury Shares.

          SECTION 5. ELIGIBILITY. Any Employee, including any officer or director of the Company, shall be eligible to be designated a participant.

          SECTION 6. STOCK OPTIONS.

          (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option. The option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Non-Qualified Stock Options. The Committee shall not have the authority to grant Incentive Stock Options under the Plan.

          (b) EXERCISE PRICE. The Committee in it sole discretion shall establish the exercise price at the time each option is granted.

          (c) EXERCISE. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

          (d) PAYMENT. No Shares shall be delivered pursuant to any exercise of an Option until full payment in full of the Option price thereof is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to what extent permitted by the Committee, by exchanging Shares owner by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such Option price.

          (e) RESTORATION OPTIONS. In the event that any Participant delivers Shares in payment of the exercise price of any Option granted hereunder in accordance with Section 6(d), the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The Grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder therof to purchase a number of Shares equal to the number of such Shares so delivered upon exercise of the original Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Market Value on the date of grant of such Restoration Option, a term no longer than the remaining term of the original option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

          Section 7. STOCK APPRECIATION RIGHTS.

          (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant.

          (b) EXERCISE AND PAYMENT. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

          (c) OTHER TERMS AND CONDITIONS. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

          SECTION 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

          (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

          (b) TRANSFER RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the Case of Restricted Stock, as provided in the plan or the applicable Award agreements. Certificates issues in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in the blank with the company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

          (c) PAYMENT. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, other securities or other property, as determined in the sole discretion of the Committee. Dividends paid on any Shares of Restricted Stock may be directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

          Section 9. PERFORMANCE AWARDS.

          (a) GRANT. The Committee shall have sole and complete authority to determine Employees who shall receive a "Performance Award", which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

          (b) TERMS AND CONDITIONS. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment of transfer to be made pursuant to any Performance Award.

          (c) PAYMENT OF PERFORMANCE AWARDS. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

          SECTION 10. OTHER STOCK-BASED AWARDS.

          (a) GENERAL. The Committee shall have authority to grant to eligible Employees an "Other Stock-Based Award", which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award. Except in the case of an Other Stock-Based Award that is a Substitute Award, the price at which securities may be purchased pursuant to any Other Stock Based Award granted under this plan or the provision, if any, of any such Award that is analogous to the purchase of exercise price, shall not be less than 100% of the Fair Market Value of the securities which such an Award relates on the date of grant.

          (b) DIVIDEND EQUIVALENTS. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this
Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

          Section 11. AMENDMENT AND TERMINATION.

          (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any mandatory tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with the local rules and regulations in any jurisdiction outside the United States.

          (b)AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of an Award theretofore granted shall not to that extent be effective with the consent of the affected Participant, holder or beneficiary.

          (c) ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of the changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

          (d) CANCELLATION. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause an Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

          Section 12. GENERAL PROVISIONS.

          (a) NONTRANSFERABILITY.

          (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during a Participant's lifetime, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee.

          (ii) No Award that constitutes a "derivative security", for purposes of Section 16 of the Exchange Act may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (b) NO RIGHTS TO AWARDS. No Employee, Participant, or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be same with respect to each recipient.

          (c) SHARE CERTIFICATES. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, and stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any certificates to make appropriate references to such restrictions.

          (d) DELEGATION. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such section and who are not "covered employees" under Section 162(m) of the Code or would become covered under such Section.

          (e) WITHHOLDING. Any participant may be required to pay the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to help defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

          (f) AWARD AGREEMENTS. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company.

          (g) NO LIMIT IN OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing on effect other compensation arrangements, which may, but need not, provide for the grant of options, Restricted Stocks, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may either be generally applicable or applicable only in specific cases.

          (h) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the company or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (i) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of Restricted Stock.

          (j) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

          (k) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under and law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (l) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

          (m) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (n) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

          (o) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          SECTION 13. TERM OF THE PLAN.

          (a) EFFECTIVE DATE. The Plan shall be effective as of the date of its approval by the directors of the Company.

          (b) EXPIRATION DATE. No Award shall be granted under the Plan after December 31, 2005; provided that the authority for grant of Restoration Options hereunder in accordance with Section 6(e) shall continue, subject to the provisions of Section 4, as long as any option granted hereunder remains outstanding. Unless otherwise expressly provided in the Plan or an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after December 31, 2005.

                                 SYSTEMAX INC.

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Curt Rush and Michael J. Speiller and each of them, with power of substitution, attorneys and proxies to represent and to vote all shares of Common Stock of Systemax Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Systemax Inc. to be held on May 25, 2000 at 2:00 p.m. local time, as at any adjournment or postponments thereof.

     Under the Company's By-Laws, business transacted at the Annual meeting of Stockholders is confined to the purposes stated in the Notice of the Meeting. This Proxy will, however, convey discretionary authority to the persons named herein as proxies to vote on matters incident to the conduct of the Meeting.

This Proxy when property executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2 and 3.

(Contained and to be dated and signed on the reverse side.)


                                             SYSTEMAX INC.
                                             P.O. BOX 11243
                                             NEW YORK, N.Y.  10203-0243


1.   Election of Directors         FOR all nominees         WITHHOLD AUTHORITY to vote              *EXCEPTIONS
                                   listed below             for all nominees listed below

Nominees: Richard Leeds, Bruce Leeds, Robert Dooley, Robert Rosenthal, Stacy S. Dick
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.) Exceptions ____________________________________________________________________

2. To consider and vote upon a proposal to approve the Company's 1999 Long-Term Stock Incentive Plan.

     FOR  /   /     AGAINST  /  /       ABSTAIN /  /

3. To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2000.

     FOR  /   /     AGAINST  /  /       ABSTAIN /  /

4. To transact such other business as may properly come before the meeting and any all adjournments or postponments thereof.


                                               CHANGE OF ADDRESS AND
                                               OR COMMENTS MARK HERE


                                        THE SIGNATURE ON THIS PROXY SHOULD
                                        CORRESPOND EXACTLY WITH STOCKHOLDER'S
                                        NAME AS PRINTED TO THE LEFT. IN THE CASE
                                        OF JOINT TENANCIES, CO-EXECUTORS, OR
                                        CO-TRUSTEES, BOTH SHOULD SIGN. PERSONS
                                        SIGNING AS ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE OR GUARDIAN
                                        SHOULD GIVE THEIR FULL TITLE.

                                        Dated: _____________________, 2000

                                        __________________________________
                                                 (Signature)

                                        ___________________________________
                                                 (Signature)

                                        VOTES MUST BE INDICATED
                                        (X) IN BLACK OR BLUE INK.      /X/


(PLEASE SIGN, DATE AND RETURN THIS PROXY
IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.)